UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07729

Hansberger International Series

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip code)

Coleen Downs Dinneen, Esq.

Natixis Distributors, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008

Item 1. Reports to Stockholders.

The Registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

HANSBERGER

INTERNATIONAL SERIES

SEMIANNUAL REPORT

June 30, 2008

International Value Fund

Emerging Markets Fund

International Growth Fund

International Core Fund

PORTFOLIO MANAGEMENT REVIEW

INTERNATIONAL VALUE FUND

The credit crunch that shook world financial markets in 2007 carried over into 2008. Although very few markets were positive during the first half of 2008, rising energy and materials prices provided some support, especially in the second quarter. However, the six-month period ended June 30, 2008 was one of the worst on record for world stock prices.

The MSCI ACWI ex USA (“the Index”) returned –9.84% for the six months ended June 30, 2008, after a dynamic year in 2007. The first quarter was more difficult; the Index returned –9.06%, while it was off only slightly (–0.86%) in the second quarter.

Although many of the negative forces impacting stock prices are coming from the United States and Western Europe, Emerging Markets are also being hit by higher inflation and slowing growth. High and rising costs of energy, food and materials are being felt perhaps even more keenly in struggling townships in the east than they are in major capitals in the west. The weak U.S. dollar is also impacting inflation worldwide because so many commodities are traded in that currency.

The credit crisis is far from resolved, and seems to be affecting the willingness of banks to lend money and of businesses and consumers to spend it. Investors at home and abroad continue to debate whether the United States is in a recession or entering one, and Great Britain is facing similar questions. We believe these stresses may put central banks around the world in a difficult position as they try to determine whether it’s better to raise interest rates in an effort to contain inflation or lower them to stimulate growth.

International Value Fund held up better than its benchmark

Institutional Class shares of the HIS International Value Fund returned –6.45% for the six months ended June 30, 2008, giving up less of its value than the Index. The Fund’s Advisor Class shares also held up better than the Index, returning –6.62%.

Attribution from a regional perspective indicates that the Fund’s relative return received a boost from security selection within regions, particularly the Emerging Markets. Holding different regional weights than the Index had a slightly negative effect.

Attribution from a sector perspective indicates that the Fund’s relative return increased due to security selection within sectors. Sectors that had the largest impact on relative return were Financials, Health Care, and Information Technology. The return on Industrials partially offset this because they underperformed the corresponding sector in the Index.

Holding a different basket of currencies than the Index provided a modest positive return.

Market outlook

Our current outlook is for continued volatility for the balance of 2008. The potential impact on earnings from decelerating global growth is clearly a risk, but we still expect positive global growth, especially in developing markets. We believe Emerging Markets will lead other regions, although at a slower pace than in the past. If commodity prices continue to rise, we think Asia will have a hard time, and we expect Latin America to outperform Asia. In general, we believe the best performers are likely to be commodity-rich countries, including Canada, Brazil, Russia and Australia. Japan may also do well in this inflationary environment, after experiencing deflation for many years.

We believe opportunities for global investors are attractive. The slide in stock prices during the first half of 2008 has left valuations of many stocks at what appear to be low levels, and growth prospects for some companies seem promising. We are seeking companies with strong balance sheets that may be in a position to acquire other companies, or whose positions of leadership in their industries or their restructuring capabilities seem promising to us. We also seek opportunities in distressed industries, where stock prices seem to discount the risks.

As always, our investment process focuses on stock selection. We put considerable effort into researching individual companies, learning as much as possible about each company’s management, policies, challenges, markets, and competition. We believe our diligence leads us to invest in companies able to create their own opportunities or that should enjoy improving fundamentals even during this volatile economic period. We think this process will reward investors over time.

Thank you for the opportunity to discuss our outlook for the international equity markets and for your continued trust and support.

For the International Value Team

Lauretta (“Retz”) Reeves, CFA

Co-Chief Investment Officer, Value Team

Hansberger Global Investors, Inc.

Unless otherwise noted, all returns cited above are expressed in U.S. dollars.

The charts comparing the Fund’s performance to an index provide you with a general sense of how it performed. The Fund’s total return for the period shown below includes Fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Hansberger International Value Fund Growth of a $1,000,000 Investment in Institutional Class June 30, 1998 through June 30, 20082

Average Annual Total Returns — June 30, 20082

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception
Institutional Class (Inception 12/30/1996)	(6.45)%	(4.15)%	16.26%	18.84%	7.30%	—
Advisor Class (Inception 9/13/2005)	(6.62)	(4.41)	—	—	—	13.67%

COMPARATIVE PERFORMANCE	6 Months	1 Year	3 Years	5 Years	10 Years	Since Advisor Class Inception[5]
MSCI ACWI ex USA[1]	(9.84)%	(6.20)%	16.16%	19.42%	7.73%	13.06%

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, call 1-800-414-6927.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

WHAT YOU SHOULD KNOW

While the fund can help investors diversify their portfolios internationally, it is subject to risks associated with foreign investments, including currency fluctuations, different political and economic conditions, and different accounting standards.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[3]	Net Expense Ratio[4]
Institutional	0.93%	0.93%
Advisor	1.68	1.15

NOTES TO CHARTS

[1]

Morgan Stanley Capital International All Countries World Index ex USA (MSCI ACWI ex USA) is an unmanaged index designed to measure equity market performance in developed and emerging markets, excluding the United States.

[2]	Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.
[3]	Before reductions and reimbursements or recoupments.
[4]	After reductions and reimbursements or recoupments. Expense reductions are contractual and are set to expire on 4/30/09.
[5]	The since-inception comparative performance figure shown for Advisor Class shares is calculated from 10/1/05.

PORTFOLIO MANAGEMENT REVIEW

EMERGING MARKETS FUND

The MSCI Emerging Markets Index (“the Index”) returned –11.64% for the six months ended June 30, 2008, following strong returns in 2007. The first quarter was more difficult; the Index returned –10.92%, while it was off only slightly (–0.80%) in the second quarter. The sluggish first half of 2008 was disappointing after the double-digit gains of 2007, but perhaps to be expected given the volatility of the markets.

Key developments affecting Emerging Markets in the first half of 2008 were rising energy and commodity prices (including food and materials), rising interest rates and the weakness of the U.S. dollar. These inflationary effects are being felt in struggling townships in the east perhaps even more than in major capitals in the west. The weak U.S. dollar is also impacting inflation worldwide because so many commodities are traded in that currency. In addition, increased risk aversion caused by the credit woes in the United States are impacting the markets in emerging countries, even though their financial sectors have little or no exposure to U.S. credit problems.

Some inflationary forces in Asia are country specific. For example, in China massive public works projects, preparations for the summer Olympics and cleanup after the recent massive earthquake have led local governments to spend beyond their means. India is faced with an 11.4% inflation rate, large government deficits and rising interest rates. Foreign investors fled the Asian markets in the first half of 2008. In addition to inflation concerns, bloated valuations and massive outperformance in 2007 were equally important to investors’ decisions to exit China.

Hansberger Emerging Markets Fund held up better than its benchmark

Institutional Class shares of the HIS Emerging Markets Fund returned –8.27% for the six months ended June 30, 2008, while the Fund’s Advisor Class shares returned –8.50%. Noteworthy was the Fund’s 2.73% return on Institutional shares in the second quarter.

Attribution from a regional perspective indicates that most of the Fund’s outperformance came from holding stocks that performed better than the Index stocks in the same region, particularly in Asia and Europe, the Middle East and Africa.

Sector based attribution indicates that the Fund’s holdings outperformed when compared to the corresponding sectors in the Index. Stock selection was particularly strong in the Financials and Materials sectors, although the effect was lessened because the Fund was underweight in Financials. An underweighting in Industrials, a sector in which the Fund underperformed, proved beneficial.

Market outlook

Our current outlook is for continued volatility. The potential impact on earnings from decelerating global growth is clearly a risk, but we still expect positive global growth, especially in most developing markets. We believe Emerging Markets will lead, although at a slower pace than in the past. If commodity prices continue to rise, we think Asia will have a hard time for the balance of 2008, and we expect Latin America to outperform Asia. The slide in stock prices that occurred in the first half of 2008 has left valuations of many stocks at what appear to be attractive levels, and growth prospects for a wide range of companies continue to be strong.

We are seeking companies with strong balance sheets that may be in a position to acquire other companies, or whose positions of leadership in their industries or their restructuring capabilities seem promising to us. We also look for opportunities in distressed industries, where stock prices seem to discount the risks.

In general, we believe the best performers are likely to be companies in commodity-rich countries, including Canada, Brazil, Russia and Australia. Japan may also do well in this inflationary environment, after experiencing deflation for many years.

As always, our policy is to remain highly selective, seeking out quality companies with strong earnings prospects.

Thank you for the opportunity to discuss our outlook for the international equity markets and for your continued trust and support.

For the Emerging Markets Team

Francisco Alzuru, CFA

Managing Director, Emerging Markets Research

Hansberger Global Investors, Inc.

Unless otherwise noted, all returns cited above are expressed in U.S. dollars.

The charts comparing the Fund’s performance to an index provide you with a general sense of how it performed. The Fund’s total return for the period shown below includes Fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Hansberger Emerging Markets Fund Growth of a $1,000,000 Investment in Institutional Class June 30, 1998 through June 30, 20082

Average Annual Total Returns — June 30, 20082

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception
Institutional Class (Inception 12/30/1996)	(8.27)%	2.83%	25.18%	26.39%	14.55%	—
Advisor Class (Inception 9/13/2005)	(8.50)	2.47	—	—	—	21.09%

COMPARATIVE PERFORMANCE	6 Months	1 Year	3 Years	5 Years	10 Years	Since Advisor Class Inception[5]
MSCI Emerging Markets Index[1]	(11.64)%	4.89%	27.52%	30.15%	15.51%	22.71%

All results represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, call

1-800-414-6927.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

WHAT YOU SHOULD KNOW

While the fund can help investors diversify their portfolios internationally, it is subject to risks associated with foreign investments, including currency fluctuations, different political and economic conditions, and different accounting standards.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Class	Gross Expense Ratio[3]	Net Expense Ratio[4]
Institutional	1.29%	1.25%
Advisor	21.07	1.40

NOTES TO CHARTS

[1]	MSCI Emerging Markets Index is an unmanaged, free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.
[2]	Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.
[3]	Before reductions and reimbursements.
[4]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 4/30/09.
[5]	The since-inception comparative performance figure shown for Advisor Class shares is calculated from 10/1/05.

PORTFOLIO MANAGEMENT REVIEW

INTERNATIONAL GROWTH FUND

The MSCI ACWI ex USA (“the Index”) returned –9.84% for the six months ended June 30, 2008, following strong returns in 2007. The first quarter was more difficult, as the Index returned –9.06%, while it was off only slightly (–0.86%) in the second quarter. This was disappointing after the double-digit gains of 2007, but perhaps to be expected given the volatile macroeconomic climate of the past six months.

The credit crunch that shook world financial markets in 2007 carried over into 2008. Although very few sectors were positive during the first half of 2008, rising energy and materials prices provided some support, especially in the second quarter. However, the six month period ended June 30, 2008 was one of the worst on record for world stock prices.

Although many of the negative forces impacting stock prices are coming from the United States and Western Europe, Emerging Markets are also being hit by higher inflation and slowing growth after a dynamic year in 2007. High and rising costs of energy, food and materials are being felt even more keenly in struggling townships in the east as in major capitals in the west. The weak U.S. dollar is also impacting inflation worldwide because so many commodities are traded in U.S. dollars.

The credit crisis is also far from resolved, and that seems to be affecting the willingness of banks to lend money and businesses and consumers to spend it. Investors at home and abroad continue to debate whether the United States is in a recession or entering one, and Great Britain is facing similar questions. We believe these stresses may put central banks around the world in a difficult position as they try to determine whether it’s better to raise interest rates in an effort to contain inflation or lower them to stimulate economic activity.

International Growth Fund underperformed its benchmark

HIS International Growth Fund Institutional Class shares returned –11.13% for the six months ended June 30, 2008, while the Fund’s Advisor Class shares returned –11.24%.

Attribution from a regional perspective indicates that the Fund experienced negative stock selection, while holding different regional weights than the Index also served to lower active return.

From a sector perspective, the Fund’s holdings underperformed the corresponding sector holdings in the Index as a result of poor stock selection.

The impact of holding a different basket of currencies than the Index helped the active return. An overweighting to the Swiss franc had the largest positive impact.

Market outlook

The potential decline in earnings from decelerating global growth is clearly a risk, but for the balance of 2008 and into 2009, we expect to see positive global growth led by developing markets. We believe Emerging Markets will continue to lead, although at a slower pace than last year. However, if commodity prices continue to rise, we think Asia will have a hard time for the balance of 2008, and we expect Latin America to outperform Asia. In general, we believe the best performers are likely to be commodity-rich countries, including Canada, Brazil, Russia and Australia. Japan may also do well in this inflationary environment, after experiencing deflation for many years.

The slide in stock prices during the first half of 2008 left valuations of many stocks at what appear to be exceptionally attractive levels, and growth prospects for some companies seem strong. We are seeking companies with strong balance sheets that may be in a position to acquire other companies, or whose positions of leadership in their industries seem promising to us.

As always, our policy is to remain highly selective, seeking out quality companies with strong, secular growth profiles. We think companies that create their own opportunities – that are not overly dependent on the economy – will rise to the top in time.

Thank you for the opportunity to discuss our outlook for the international equity markets and for your continued trust and support.

For the International Growth Team

Thomas R.H. Tibbles, CFA

Chief Investment Officer, Growth Team

Hansberger Global Investors, Inc.

Unless otherwise noted, all returns cited above are expressed in U.S. dollars.

The charts comparing the Fund’s performance to an index provide you with a general sense of how it performed. The Fund’s total return for the period shown below includes Fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Hansberger International Growth Fund

Growth of a $1,000,000 Investment in Institutional Class

June 23, 2003 (Inception) through June 30, 20082

Average Annual Total Returns — June 30, 20082

	6 Months	1 Year	3 Years	5 Years	Since Inception
Institutional Class (Inception 6/23/2003)	(11.13)%	(6.40)%	15.21%	17.00%	16.83%
Advisor Class (Inception 9/13/2005)	(11.24)	(6.63)	—	—	11.95

					Since Inception[5]

COMPARATIVE PERFORMANCE	6 Months	1 Year	3 Years	5 Years	Institutional Class	Advisor Class
MSCI ACWI ex USA[1]	(9.84)%	(6.20)%	16.16%	19.42%	19.42%	13.06%

All results represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, call 1-800-414-6927.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

WHAT YOU SHOULD KNOW

While the fund can help investors diversify their portfolios internationally, it is subject to risks associated with foreign investments, including currency fluctuations, different political and economic conditions, and different accounting standards.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[3]	Net Expense Ratio[4]
Institutional	0.89%	0.89%
Advisor	1.03	1.03

NOTES TO CHARTS

[1]

Morgan Stanley Capital International All Countries World Index ex USA (MSCI ACWI ex USA) is an unmanaged index designed to measure equity market performance in developed and emerging markets, excluding the United States.

[2]	Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.
[3]	Before reductions and reimbursements or recoupments.
[4]	After reductions and reimbursements or recoupments. Expense reductions are contractual and are set to expire on 4/30/09.
[5]	The since-inception comparative performance figures shown for each Class of Fund shares are calculated as follows: Institutional Class from 7/1/03; Advisor Class from 10/1/05.

PORTFOLIO MANAGEMENT REVIEW

INTERNATIONAL CORE FUND

Although very few sectors were positive during the first half of 2008, rising energy and materials prices provided some support, especially in the second quarter. However, the six-month period ended June 30, 2008 was one of the worst on record for world stock prices.

Following robust returns in 2007, the MSCI ACWI ex USA (“the Index”) returned –9.84% for the six months ended June 30, 2008. The first quarter was more difficult, as the Index returned –9.06%, while it was off only slightly (–0.86%) in the second quarter.

Although many of the negative forces impacting stock prices are coming from markets in the U.S. and Western Europe, Emerging Markets are also experiencing higher inflation and slowing growth. The weak U.S. dollar is also impacting inflation worldwide because so many commodities are traded in that currency.

The credit crisis that got underway in 2007 is far from resolved, and is impacting the willingness of banks to lend money and business and consumers to spend it. Investors continue to debate whether the United States is in a recession or entering one, and Great Britain is facing similar questions. We believe these stresses may put central banks around the world in a difficult position as they try to determine whether it is better to raise interest rates in an effort to contain inflation or lower them to stimulate growth.

International Core Fund held up better than its benchmark

Institutional Class shares of the HIS International Core Fund returned –9.58% for the six months ended June 30, 2008, while the Fund’s Advisor Class shares returned –9.61%.

Attribution from a regional perspective indicates that the Fund benefitted from positive stock selection within regions. However, holding different regional weightings than the Index reduced the active return.

Attribution from a sector perspective shows that the Fund had positive stock selection within sectors. Stock selection was strong in the Information Technology and Utilities sectors, while it was disappointing in the Consumer Discretionary and Financials sectors.

Holding a different mix of currencies than the Index boosted the Fund’s active return. Most beneficial were an underexposure to the Canadian dollar and overexposure to the Swiss franc and Brazilian real.

Market outlook

We expect to see continued volatility for the balance of 2008. Decelerating global growth is likely to have a negative impact on corporate earnings, but we still expect positive global growth, especially in developing markets. We believe Emerging Markets will continue to lead, but at a slower pace than last year. If commodity prices continue to rise, we think Asia will have a hard time, and that Latin America may outperform Asia. In our opinion, commodity-rich countries like Canada, Brazil, Russia and Australia are likely to be the best performers. Japan may also do well in this inflationary environment, after experiencing deflation for many years.

The slide in stock prices during the first half of 2008 has left valuations of many stocks at what appear to be attractive levels, and growth prospects for some companies seem strong. We use our research capabilities to search out companies with strong balance sheets that may be in a position to acquire other companies, or whose positions of leadership in their industries or their restructuring capabilities seem promising. We also look for opportunities in distressed industries, where stock prices seem to discount the risk in their earnings prospects.

As always, stock selection rather than economic forecasting drives our portfolios. We believe our strategy of focusing on stocks with good growth prospects and fundamentals — or attractive valuations and improving profitability — is appro-

priate in this volatile environment. We put considerable effort into researching individual companies, learning as much as possible about each company’s management, policies, challenges, markets, and competition.

Thank you for the opportunity to discuss our outlook for the international equity markets and for your continued trust and support.

For the International Core Fund Team

Lauretta A. (“Retz”) Reeves, CFA

Co-Chief Investment Officer, Value Team

Hansberger Global Investors, Inc.

Thomas R. H. Tibbles, CFA

Chief Investment Officer, Growth Team

Hansberger Global Investors, Inc.

Neil E. Riddles, CFA, CIPM

International Core Team Member

Hansberger Global Investors, Inc.

Unless otherwise noted, all returns cited above are expressed in U.S. dollars.

The charts comparing the Fund’s performance to an index provide you with a general sense of how it performed. The Fund’s total return for the period shown below includes Fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Hansberger International Core Fund

Growth of a $1,000,000 Investment in Institutional Class

September 13, 2005 (Inception) through June 30, 20082

Average Annual Total Returns — June 30, 20082

	6 Months	1 Year	Since Inception
Institutional Class (Inception 9/13/2005)	(9.58)%	(6.12)%	12.96%
Advisor Class (Inception 9/13/2005)	(9.61)	(6.27)	12.76

COMPARATIVE PERFORMANCE	6 Months	1 Year	Since Inception[5]
MSCI ACWI ex USA[1]	(9.84)%	(6.20)%	13.06%

All results represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, call 1-800-414-6927.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

WHAT YOU SHOULD KNOW

While the fund can help investors diversify their portfolios internationally, it is subject to risks associated with foreign investments, including currency fluctuations, different political and economic conditions, and different accounting standards.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[3]	Net Expense Ratio[4]
Institutional	1.08%	1.00%
Advisor	1.29	1.15

NOTES TO CHARTS

[1]

Morgan Stanley Capital International All Countries World Index ex USA (MSCI ACWI ex USA) is an unmanaged index designed to measure equity market performance in developed and emerging markets, excluding the United States.

[2]	Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.
[3]	Before reductions and reimbursements.
[4]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 4/30/09.
[5]	The since-inception comparative performance figure shown is calculated from 10/1/05.

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

For more complete information on any Hansberger Fund, contact your financial professional or call Hansberger Funds and ask for a free prospectus, which contains more complete information, including charges and other ongoing expenses. Investors should consider a fund’s objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Hansberger Funds at 800-414-6927; on the funds’ website at www.funds.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008 is available by calling 1-800-414-6927.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder you incur ongoing costs, including management fees and other Fund expenses. These costs are described in more detail in the Funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from January 1, 2008 through June 30, 2008. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different Funds.

INTERNATIONAL VALUE FUND	BEGINNING ACCOUNT VALUE 1/1/2008	ENDING ACCOUNT VALUE 6/30/2008	EXPENSES PAID DURING PERIOD* 1/1/2008 – 6/30/2008
INSTITUTIONAL CLASS
Actual	$1,000.00	$935.50	$4.48
Hypothetical (5% return before expenses)	$1,000.00	$1,020.24	$4.67
ADVISOR CLASS
Actual	$1,000.00	$933.80	$5.53
Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	$5.77

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 0.93%, and 1.15%, for Institutional and Advisor Class, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

EMERGING MARKETS FUND	BEGINNING ACCOUNT VALUE 1/1/2008	ENDING ACCOUNT VALUE 6/30/2008	EXPENSES PAID DURING PERIOD* 1/1/2008 – 6/30/2008
INSTITUTIONAL CLASS
Actual	$1,000.00	$917.30	$5.96
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.27
ADVISOR CLASS
Actual	$1,000.00	$915.00	$6.67
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.02

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.25% and 1.40% for the Institutional Class and Advisor Class, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

INTERNATIONAL GROWTH FUND	BEGINNING ACCOUNT VALUE 1/1/2008	ENDING ACCOUNT VALUE 6/30/2008	EXPENSES PAID DURING PERIOD* 1/1/2008 – 6/30/2008
INSTITUTIONAL CLASS
Actual	$1,000.00	$888.70	$3.94
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.22
ADVISOR CLASS
Actual	$1,000.00	$887.60	$5.40
Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	$5.77

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 0.84%, and 1.15%, for Institutional and Advisor Class, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

INTERNATIONAL CORE FUND	BEGINNING ACCOUNT VALUE 1/1/2008	ENDING ACCOUNT VALUE 6/30/2008	EXPENSES PAID DURING PERIOD* 1/1/2008 – 6/30/2008
INSTITUTIONAL CLASS
Actual	$1,000.00	$904.20	$4.73
Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$5.02
ADVISOR CLASS
Actual	$1,000.00	$903.90	$5.44
Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	$5.77

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.00%, and 1.15% for Institutional and Advisor Class, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT

The Board of Trustees, including the Independent Trustees, considers matters bearing on the Funds’ advisory agreement (the “Agreement”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreement to determine whether to recommend that the full Board approve the continuation of the Agreement, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreement.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreement. These materials generally include, among other items, (i) information on the investment performance of the Fund and the performance of peer groups of funds and the Funds’ performance benchmark, (ii) information on the Funds’ advisory fees, and other expenses, including information comparing the Funds’ expenses to those of peer groups of funds and information about applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreement to the Funds’ Adviser, and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with the annual consideration of the continuation of the Agreement, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing performance and fee differentials against each Fund’s peer group, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against its peer group. The portfolio management team for each Fund makes periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio.

The Board of Trustees most recently approved the continuation of the Agreement at their meeting held in June, 2008. The Agreement was continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included the following:

The nature, extent and quality of the services provided to the Funds under the Agreement. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates. They also took note of the competitive market for talented personnel, in particular, for personnel who have contributed to the generation of strong investment performance. They considered the need for the Adviser to offer competitive compensation in order to attract and retain capable personnel.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the administrative services provided by affiliates of the Adviser to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of services provided supported the renewal of the Agreement.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of each Fund over various time periods, including information which compared the performance of each Fund to the performance of peer groups of funds and each Fund’s respective performance benchmark. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund’s performance and other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreement. These factors varied from Fund to Fund, but included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Fund’s Advisers that were reasonable and consistent with the Fund’s investment objective and policies and (2) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups.

The Trustees also considered the Adviser’s performance and reputation generally, the Funds’ performance as a fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the performance of the Funds and the Adviser supported the renewal of the Agreement.

The costs of the services to be provided and profits to be realized by the Adviser and their affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating each Fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund. The Trustees also noted that all of the Funds have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser under these caps.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and Fund growth on Adviser profitability, including information regarding resources spent on distribution activities and the increase in net sales for the family of funds. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fees charged to each of the Funds were fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers. The Trustees noted that each of the Funds was subject to an expense waiver or cap. The Trustees also considered management’s representation that for certain Funds, the Funds’ Advisers did not benefit from economies of scale in providing services to the Funds (because of the investment style of the Fund, the small size of the Fund or for other reasons) or were capacity constrained with respect to the relevant investment strategy. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•

whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreement and under separate agreements covering administrative services.

•

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds’ securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing advisory and agreement should be continued through June 30, 2009.

INTERNATIONAL VALUE FUND — PORTFOLIO OF INVESTMENTS

Investments as of June 30, 2008 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 93.6% of Net Assets
	Australia — 0.9%
97,339	Westpac Banking Corp.	$1,869,583

	Brazil — 3.3%
127,707	Companhia Energetica de Minas Gerais, ADR	3,135,207
48,504	Petroleo Brasileiro SA, ADR	3,435,538

		6,570,745

	Canada — 1.8%
41,259	Bank of Nova Scotia	1,888,357
40,958	IGM Financial, Inc.	1,697,445

		3,585,802

	China — 5.0%
523,000	China Communications Construction Co. Ltd., Class H	896,612
27,974	China Medical Technologies, Inc., Sponsored ADR	1,381,916
136,500	China Mobile Ltd.	1,832,218
613,500	China Shenhua Energy Co. Ltd., Class H	2,414,542
4,285,024	Denway Motors Ltd.	1,655,334
396,000	Weichai Power Co. Ltd., Class H	1,705,206

		9,885,828

	France — 12.5%
36,316	ArcelorMittal	3,571,223
116,080	Axa(b)	3,420,393
24,607	BNP Paribas(b)	2,215,044
54,373	Carrefour SA	3,064,884
11,430	PPR(b)	1,261,784
23,809	Schneider Electric SA(b)	2,561,328
79,782	Societe Television Francaise 1(b)	1,328,138
38,650	Suez SA(b)	2,619,983
35,122	Total SA(b)	2,989,526
49,617	Vivendi SA(b)	1,870,871

		24,903,174

	Germany — 7.0%
38,070	Adidas AG	2,397,371
29,081	Bayer AG	2,446,822
80,975	Commerzbank AG(b)	2,405,587
10,700	Merck KGaA	1,520,487
60,913	SAP AG	3,188,024
18,463	Siemens AG, (Registered)	2,046,808

		14,005,099

	Greece — 1.6%
56,920	Folli - Follie SA	1,327,413
65,986	Piraeus Bank SA	1,795,893

		3,123,306

	India — 1.8%
81,489	Infosys Technologies Ltd., Sponsored ADR(b)	3,541,512

	Italy — 4.4%
76,148	ENI SpA	2,828,919
69,370	Saipem SpA	3,242,186
424,584	UniCredito Italiano SpA(b)	2,582,676

		8,653,781

	Japan — 16.9%
412,000	Bank of Yokohama (The) Ltd.	2,849,092
41,300	Canon, Inc.(b)	2,125,954
324	KDDI Corp.	2,004,725
29,000	Nidec Corp.	1,931,669

Shares	Description	Value (†)

	Japan — continued
9,800	Nintendo Co. Ltd.	$5,557,316
177,300	Nomura Holdings, Inc.	2,625,523
95,800	Promise Co. Ltd.	2,678,459
37,000	Shin-Etsu Chemical Co. Ltd.	2,296,038
103,000	Shionogi & Co. Ltd.	2,039,383
137,900	Sumitomo Corp.(b)	1,811,767
509,000	Sumitomo Trust & Banking Co. Ltd.	3,555,935
107,800	THK Co. Ltd.(b)	2,097,634
216,000	Yaskawa Electric Corp.	2,119,679

		33,693,174

	Korea — 2.4%
29,697	Kookmin Bank	1,745,365
5,142	Samsung Electronics Co. Ltd.	3,072,026

		4,817,391

	Malaysia — 0.7%
525,600	Bumiputra Commerce Holdings Bhd	1,290,936

	Mexico — 1.4%
54,623	America Movil SAB de CV, Series L, ADR	2,881,363

	Norway — 1.4%
112,800	Subsea 7, Inc.(c)	2,852,863

	Russia — 9.4%
37,800	Evraz Group SA, GDR, 144A	4,403,700
33,857	LUKOIL, Sponsored ADR	3,338,300
147,731	MMC Norilsk Nickel, ADR	3,737,594
24,218	Mobile Telesystems, Sponsored ADR	1,855,341
62,607	OAO Gazprom, Sponsored ADR	3,631,206
15,579	Wimm-Bill-Dann Foods, ADR	1,639,223

		18,605,364

	Singapore — 1.6%
229,600	DBS Group Holdings Ltd.	3,194,415

	Spain — 1.4%
153,687	Banco Santander Central Hispano SA	2,803,876

	Switzerland — 6.3%
56,906	Credit Suisse Group	2,590,190
12,252	Lonza Group AG	1,693,201
67,987	Nestle SA	3,072,076
41,471	Novartis AG	2,282,239
15,778	Roche Holding AG	2,836,447

		12,474,153

	Taiwan — 1.3%
1,249,887	Taiwan Semiconductor Manufacturing Co. Ltd.	2,655,832

	United Kingdom — 12.5%
32,132	AstraZeneca PLC	1,366,208
83,989	BHP Billiton PLC	3,221,002
202,017	British Sky Broadcasting PLC	1,893,449
142,049	HBOS PLC, Nil Paid Rights(c)	30,416
323,909	HBOS PLC	1,773,353
168,370	HSBC Holdings PLC	2,595,224
183,045	ICAP PLC	1,960,652
305,550	Man Group PLC	3,774,584
181,783	Smith & Nephew PLC	1,994,431
446,788	Tesco PLC	3,267,964
982,977	Vodafone Group PLC	2,896,174

		24,773,457

	Total Common Stocks (Identified Cost $168,082,148)	186,181,654

See accompanying notes to financial statements.

INTERNATIONAL VALUE FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2008 (Unaudited)

Shares	Description	Value (†)

Preferred Stocks — 3.4%
	Brazil — 1.9%
130,623	Companhia Vale do Rio Doce, Sponsored ADR	$3,897,790

	Germany — 1.5%
13,676	Fresenius SE-PFD	1,181,597
44,641	Henkel KGaA	1,773,946

		2,955,543

	Total Preferred Stocks (Identified Cost $4,591,946)	6,853,333

Shares/ Principal Amount
Short-Term Investments — 15.0%
24,740,116	State Street Navigator Securities Lending Prime Portfolio(d)	24,740,116
$5,115,105	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2008 at 1.300% to be repurchased at $5,115,289 on 7/1/2008, collateralized by $5,180,000 Federal Home Loan Mortgage Corp., 3.500% due 5/05/2011 valued at $5,218,850 including accrued interest (Note 2g of Notes to Financial Statements)	5,115,105

	Total Short Term Investments (Identified Cost $29,855,221)	29,855,221

	Total Investments — 112.0% (Identified Cost $202,529,315)(a)	222,890,208
	Other assets less liabilities — (12.0)%	(23,947,981)

	Net Assets — 100%	$198,942,227

(†)	See Note 2a of Notes to Financial Statements.

(a)

Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):

At June 30, 2008, the net unrealized appreciation on investments based on a cost of $202,529,315 for federal income tax purposes was as follows:

	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$34,653,381
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(14,292,488)

	Net unrealized appreciation	$20,360,893

(b)	All or a portion of this security was on loan to brokers at June 30, 2008.
(c)	Non-income producing security.
(d)	Represents investment of securities lending collateral.

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the value of this security amounted to $4,403,700 or 2.2% of net assets.

ADR/GDR	An American Depositary Receipt or Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.

Net Asset Summary at June 30, 2008 (unaudited)

Commercial Banks	16.4%
Metals & Mining	9.5
Oil, Gas & Consumable Fuels	9.4
Capital Markets	6.4
Pharmaceuticals	6.3
Wireless Telecommunication Services	5.8
Software	4.4
Food & Staples Retailing	3.2
Energy Equipment & Services	3.1
Semiconductors & Semiconductor Equipment	2.9
Media	2.6
Food Products	2.4
Health Care Equipment & Supplies	2.3
Electronic Equipment & Instruments	2.0
Other Investments, less than 2% each	20.3
Short-Term Investments	15.0

Total Investments	112.0
Other assets less liabilities	(12.0)

Net Assets	100.0%

Currency Exposure at June 30, 2008 as a Percentage of Net Assets (unaudited)

United States Dollar	33.5%
Euro	28.4
Japanese Yen	16.9
British Pound	11.1
Swiss Franc	6.3
Hong Kong Dollar	5.6
South Korean Won	2.4
Other Investments, less than 2% each	7.8

Total Investments	112.0
Other assets less liabilities	(12.0)

Net Assets	100.0%

See accompanying notes to financial statements.

EMERGING MARKETS FUND — PORTFOLIO OF INVESTMENTS

Investments as of June 30, 2008 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 90.0% of Net Assets
	Argentina — 1.4%
25,879	Tenaris SA, ADR(b)	$1,927,985

	Brazil — 11.8%
130,417	Banco Bradesco SA, Sponsored ADR	2,668,332
85,800	Banco do Brasil SA	1,399,582
15,455	Companhia de Bebidas das Americas, ADR(b)	979,074
70,144	Companhia Energetica de Minas Gerias	1,470,176
30,600	Companhia Siderurgica Nacional SA	1,364,412
33,100	GVT Holding SA(c)	805,252
104,576	Petroleo Brasileiro SA, ADR	7,407,118

		16,093,946

	Chile — 0.5%
59,465	Empresas Copec SA	747,952

	China — 14.3%
470,000	China Communications Construction Co. Ltd., Class H	805,751
2,716,000	China Construction Bank Corp.	2,191,596
335,600	China Mobile Ltd.	4,504,705
404,000	China Overseas Land & Investment Ltd.	640,363
1,433,600	China Railway Group Ltd., Class H(c)	1,069,502
346,000	China Shenhua Energy Co. Ltd., Series H	1,361,747
1,278,000	CNOOC Ltd.	2,218,494
2,484,400	Denway Motors Ltd.	959,741
2,668,000	Industrial and Commerial Bank of China Ltd., 144A	1,824,181
826,000	PetroChina Co. Ltd., Class H	1,067,800
246,500	Ping An Insurance (Group), Co. of China Ltd.	1,837,152
247,000	Weichai Power Co. Ltd., Class H	1,063,601

		19,544,633

	Czech Republic — 1.3%
20,000	CEZ	1,774,916

	Egypt — 0.5%
10,010	Orascom Construction Industries	692,793

	Hong Kong — 0.6%
1,220,000	Peace Mark Holdings Ltd.	849,800

	India — 6.8%
47,814	Bharti Airtel Limited(c)	803,615
16,978	HDFC Bank Ltd., ADR(b)	1,216,643
13,907	Housing Development Finance Corp. Ltd.	626,682
45,843	Infosys Technologies Ltd.	1,849,155
20,547	Larsen & Toubro Ltd.	1,037,545
114,492	Reliance Communications Ltd.	1,175,534
36,159	Reliance Industries Ltd.	1,752,540
184,435	Zee Entertainment Enterprises Ltd.	836,907

		9,298,621

	Indonesia — 1.3%
1,088,000	PT Bumi Resources Tbk	970,990
645,500	PT United Tractors Tbk	851,958

		1,822,948

	Israel — 1.1%
31,973	Teva Pharmaceutical Industries Ltd., Sponsored ADR	1,464,363

	Kazakhstan — 1.1%
57,015	Eurasian Natural Resources Corp.(c)	1,502,222

Shares	Description	Value (†)

	Korea — 10.8%
13,340	Hite Brewery Co. Ltd.(d)	$1,478,760
2,264	Hyundai Heavy Industries	700,058
9,434	Hyundai Motor Co. Ltd.	639,395
23,752	Kookmin Bank	1,395,962
4,646	LG Household & Health Care Ltd.	909,820
3,917	POSCO	2,039,808
6,248	Samsung Electronics Co. Ltd.	3,732,792
6,729	Samsung Fire & Marine Insurance Co. Ltd.	1,405,409
2,034	Shinsegae Co. Ltd.	1,093,910
56,034	Woongjin Thinkbig Co. Ltd.	1,294,392

		14,690,306

	Malaysia — 1.7%
408,500	Bumiputra Commerce Holdings Bhd	1,003,324
564,800	IOI Corp.	1,290,247

		2,293,571

	Mexico — 7.3%
54,403	America Movil SAB de CV, Series L, ADR	2,869,758
27,942	Cemex SAB de CV, Sponsored ADR(b)(c)	690,162
303,914	Corporacion GEO, SA de CV, Series B(c)	1,016,966
36,645	Fomento Economico Mexicano, SAB de CV, Sponsored ADR	1,667,714
323,135	Grupo Financiero Banorte SAB, de CV	1,519,625
329,589	Grupo Mexico SAB de CV, Series B	747,824
371,077	Wal-Mart de Mexico SAB de CV, Series V	1,470,909

		9,982,958

	Poland — 0.5%
9,119	Bank Pekao SA	703,176

	Russia — 14.3%
13,466	Evraz Group SA, GDR, 144A	1,568,789
118,919	Gazprom, Sponsored ADR	6,897,302
24,902	LUKOIL, Sponsored ADR	2,455,337
54,003	MMC Norilsk Nickel, ADR	1,366,276
24,854	Mobile Telesystems, Sponsored ADR	1,904,065
47,300	PIK Group, Sponsored GDR, 144A(c)	1,277,100
441,551	Sberbank(c)	1,391,771
19,127	Uralkali, GDR, 144A	1,390,533
11,683	Wimm-Bill-Dann Foods, ADR(b)	1,229,285

		19,480,458

	South Africa — 5.3%
48,828	Impala Platinum Holdings Ltd.	1,918,911
86,670	Massmart Holdings Ltd.	680,678
97,907	MTN Group Ltd.	1,549,769
32,979	Naspers Ltd.	717,496
28,487	Sasol Ltd.	1,676,880
69,796	Standard Bank Group Ltd.	677,434

		7,221,168

	Taiwan — 8.3%
545,105	Asustek Computer, Inc.	1,480,608
1,772,544	Chinatrust Financial Holding Co. Ltd.(c)	1,709,833
580,000	Formosa Plastics Corp.	1,397,126
329,400	HON HAI Precision Industry Co. Ltd.	1,619,855
397,892	President Chain Store Corp.	1,322,150
724,000	Taiwan Mobile Co. Ltd.	1,344,922
1,142,134	Taiwan Semiconductor Manufacturing Co. Ltd.	2,426,872

		11,301,366

See accompanying notes to financial statements.

EMERGING MARKETS FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2008 (Unaudited)

Shares	Description	Value (†)

	Thailand — 1.1%
279,000	Advanced Info Service Public Co. Ltd.	$771,871
122,100	PTT Exploration & Production PCL	704,809

		1,476,680

	Total Common Stocks (Identified Cost $112,095,462)	122,869,862

Preferred Stocks — 4.7%
	Brazil — 4.7%
167,094	Companhia Vale do Rio Doce, Sponsored ADR	4,986,085
28,850	Usinas Siderurgicas de Minas Gerias SA	1,421,714

	Total Preferred Stocks (Identified Cost $3,247,104)	6,407,799

Shares/ Principal Amount
Short-Term Investments — 9.9%
6,097,278	State Street Navigator Securities Lending Prime Portfolio(e)	6,097,278
$7,424,374	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2008 at 1.300% to be repurchased at $7,424,642 on 7/1/2008, collateralized by $7,520,000 Federal Home Loan Mortgage Corp., 3.500% due 5/05/2011 valued at $7,576,400 including accrued interest (Note 2g of Notes to Financial Statements)	7,424,374

	Total Short-Term Investments (Identified Cost $13,521,652)	13,521,652

	Total Investments — 104.6% (Identified Cost $128,864,218)(a)	142,799,313
	Other assets less liabilities — (4.6)%	(6,291,890)

	Net Assets — 100%	$136,507,423

(†)	See Note 2a of Notes to Financial Statements.

(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2008, the net unrealized appreciation on investments based on a cost of $128,864,218 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$25,091,039
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(11,155,944)

	Net unrealized appreciation	$13,935,095

(b)	All or a portion of this security was on loan to brokers at June 30, 2008.
(c)	Non-income producing security.
(d)	Illiquid security. At June 30, 2008, the value of this security amounted to $1,478,760 or 1.1% of net assets.
(e)	Represents investment of securities lending collateral.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At June 30, 2008, the value of these securities amounted to $6,060,603 or 4.4% of net assets.

ADR/GDR	An American Depositary Receipt or Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.

Net Asset Summary at June 30, 2008 (unaudited)

Oil, Gas & Consumable Fuels	19.4%
Commercial Banks	13.0
Metals & Mining	11.3
Wireless Telecommunication Services	10.9
Semiconductors & Semiconductor Equipment	4.5
Food & Staples Retailing	3.4
Beverages	3.0
Construction & Engineering	2.6
Electric Utilities	2.4
Insurance	2.4
Media	2.1
Chemicals	2.0
Other Investments, less than 2% each	17.7
Short-Term Investments	9.9

Total Investments	104.6
Other assets less liabilities	(4.6)

Net Assets	100.0%

Currency Exposure at June 30, 2008 as a Percentage of Net Assets (unaudited)

United States Dollar	43.1%
Hong Kong Dollar	14.9
South Korean Won	10.8
Taiwan Dollar	8.3
Indian Rupee	5.9
South African Rand	5.3
Brazilian Real	4.7
Mexican Peso	3.5
Other Investments, less than 2% each	8.1

Total Investments	104.6
Other assets less than liabilities	(4.6)

Net Assets	100.0%

See accompanying notes to financial statements.

INTERNATIONAL GROWTH FUND — PORTFOLIO OF INVESTMENTS

Investments as of June 30, 2008 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 98.4% of Net Assets
	Australia — 6.0%
542,580	BHP Billiton Ltd.	$23,092,345
164,271	Rio Tinto Ltd.(b)	21,254,539
251,599	Woodside Petroleum Ltd.	16,262,366

		60,609,250

	Austria — 1.4%
233,072	Erste Bank Der Oesterreichischen Sparkassen AG(b)	14,414,680

	Brazil — 6.1%
627,031	Banco Itau Holding Financeira SA, ADR(b)	12,735,005
648,755	Companhia Vale do Rio Doce, ADR	23,238,404
362,774	Petroleo Brasileiro SA, ADR	25,695,282

		61,668,691

	Canada — 7.0%
571,001	Cameco Corp.	24,478,813
455,558	Manulife Financial Corp.	15,812,418
293,472	Rogers Communications, Inc., Class B(b)	11,385,459
319,569	Suncor Energy, Inc.	18,573,350

		70,250,040

	China — 2.5%
13,626,000	Agile Property Holdings Ltd.	11,892,654
458,134	Focus Media Holding Ltd.(b)(c)	12,699,475

		24,592,129

	Denmark — 2.6%
202,007	Vestas Wind Systems A/S(c)	26,300,677

	France — 5.5%
354,330	Axa(b)	10,440,627
156,768	Electricite de France	14,850,753
198,699	Iliad SA(b)	19,248,818
100,584	LVMH Moet Hennessy Louis Vuitton SA	10,492,586

		55,032,784

	Germany — 7.4%
244,263	Adidas AG	15,381,902
94,070	Deutsche Boerse AG	10,633,674
66,672	E.ON AG	13,437,339
106,080	Q-Cells AG(b)(c)	10,746,008
256,912	SAP AG, ADR(b)	13,387,684
52,694	Wacker Chemie AG	11,008,237

		74,594,844

	Greece — 1.3%
299,513	National Bank of Greece SA	13,480,110

	Hong Kong — 2.8%
1,813,900	Esprit Holdings Ltd.	18,887,240
9,421,000	Foxconn International Holdings Ltd.(c)	9,140,838

		28,028,078

	India — 2.3%
133,706	HDFC Bank Ltd., ADR(b)	9,581,372
157,534	Infosys Technologies Ltd.	6,354,400
168,710	Infosys Technologies Ltd., Sponsored ADR(b)	7,332,137

		23,267,909

	Israel — 1.3%
284,165	Teva Pharmaceutical Industries Ltd., Sponsored ADR(b)	13,014,757

Shares	Description	Value (†)

	Italy — 3.6%
450,630	Saipem SpA(b)	$21,061,353
2,472,313	UniCredito Italiano SpA	15,038,684

		36,100,037

	Japan — 10.6%
375,900	Denso Corp.	12,946,514
686,000	NGK Insulators Ltd.	13,374,005
37,800	Nintendo Co. Ltd.	21,435,362
314,800	Nitto Denko Corp.	12,101,030
79,850	Orix Corp.	11,436,667
186,800	Shin-Etsu Chemical Co. Ltd.	11,591,886
234,900	Toyota Motor Corp.	11,088,215
168,600	Yamada Denki Co. Ltd.(b)	12,012,444

		105,986,123

	Korea — 1.5%
51,202	Samsung Electronics Co. Ltd., GDR, 144A	15,091,790

	Luxembourg — 1.9%
186,576	Millicom International Cellular SA	19,310,616

	Mexico — 1.2%
294,466	Wal-Mart de Mexico SA de CV, Sponsored ADR, Series V(b)	11,716,802

	Netherlands — 1.2%
342,706	Koninklijke (Royal) Philips Electronics NV	11,583,463

	Norway — 1.3%
486,266	Renewable Energy Corp. A/S(b)(c)	12,554,609

	Russia — 1.1%
189,627	OAO Gazprom, Sponsored ADR	10,998,366

	Singapore — 2.2%
1,411,000	Keppel Corp. Ltd.	11,573,676
2,901,000	Keppel Land Ltd.(b)	10,595,617

		22,169,293

	South Africa — 1.1%
703,130	MTN Group Ltd.	11,129,838

	Spain — 4.6%
750,935	Banco Bilbao Vizcaya Argentaria SA	14,308,125
889,375	Banco Santander Central Hispano SA	16,225,818
584,655	Telefonica SA	15,472,152

		46,006,095

	Switzerland — 10.5%
544,171	ABB Ltd.	15,403,219
281,115	Credit Suisse Group	12,795,508
135,187	Holcim Ltd.(b)	10,927,433
292,680	Nestle SA	13,225,108
349,919	Nobel Biocare Holding AG	11,377,314
226,917	Novartis AG	12,487,733
97,360	Roche Holding AG	17,502,627
36,248	Syngenta AG	11,743,359

		105,462,301

	United Kingdom — 11.4%
6,212,917	ARM Holdings PLC(b)	10,488,485
1,099,327	Autonomy Corp. PLC(c)	19,706,199
1,177,857	British Sky Broadcasting PLC	11,039,725
934,449	ICAP PLC(b)	10,009,176
2,415,876	Michael Page International PLC	11,190,342
1,365,870	Prudential PLC	14,406,943
994,132	Smith & Nephew PLC	10,907,112

See accompanying notes to financial statements.

INTERNATIONAL GROWTH FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2008 (Unaudited)

Shares	Description	Value (†)

	United Kingdom — continued
1,510,439	Tesco PLC	$11,047,882
609,025	Wellstream Holdings PLC(c)	15,741,575

		114,537,439

	Total Common Stocks (Identified Cost $964,479,393)	987,900,721

Shares/ Principal Amount
Short-Term Investments — 14.3%
136,835,201	State Street Navigator Securities Lending Prime Portfolio(d)	136,835,201
$6,278,218	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2008 at 1.300% to be repurchased at $6,278,444 on 7/01/2008, collateralized by $6,360,000 Federal Home Loan Mortgage Corp., 3.500% due 5/05/2011 valued at $6,407,700 including accrued interest (Note 2g of Notes to Financial Statements)	6,278,218

	Total Short Term Investments (Identified Cost $143,113,419)	143,113,419

	Total Investments — 112.7% (Identified Cost $1,107,592,812)(a)	1,131,014,140
	Other assets less liabilities — (12.7)%	(127,381,082)

	Net Assets — 100%	$1,003,633,058

(†)	See Note 2a of Notes to Financial Statements.

(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2008, the net unrealized appreciation on investments based on a cost of $1,107,592,812 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$110,955,423
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(87,534,095)

	Net unrealized appreciation	$23,421,328

(b)	All or a portion of this security was on loan to brokers at June 30, 2008.
(c)	Non-income producing security.
(d)	Represents investment of securities lending collateral.

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the value of this security amounted to $15,091,790 or 1.5% of net assets.

ADR/GDR	An American Depositary Receipt or Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.

Net Asset Summary at June 30, 2008 (unaudited)

Oil, Gas & Consumable Fuels	9.6%
Commercial Banks	9.5
Metals & Mining	6.7
Electrical Equipment	6.5
Software	5.4
Chemicals	4.6
Pharmaceuticals	4.3
Wireless Telecommunication Services	4.2
Insurance	4.1
Energy Equipment & Services	3.7
Diversified Telecommunication Services	3.5
Specialty Retail	3.1
Electric Utilities	2.8
Textiles, Apparel & Luxury Goods	2.6
Semiconductors & Semiconductor Equipment	2.6
Media	2.4
Industrial Conglomerates	2.3
Capital Markets	2.3
Food & Staples Retailing	2.3
Real Estate Management & Development	2.2
Health Care Equipment & Supplies	2.2
Other Investments, less than 2% each	11.5
Short-Term Investments	14.3

Total Investments	112.7
Other assets less liabilities	(12.7)

Net Assets	100.0%

Currency Exposure at June 30, 2008 as a Percentage of Net Assets (unaudited)

United States Dollar	38.7%
Euro	22.5
British Pound	11.4
Japanese Yen	10.6
Swiss Franc	10.5
Australian Dollar	6.0
Hong Kong Dollar	4.0
Danish Krone	2.6
Singapore Dollar	2.2
Other Investments, less than 2% each	4.2

Total Investments	112.7
Other assets less than liabilities	(12.7)

Net Assets	100.0%

See accompanying notes to financial statements.

INTERNATIONAL CORE FUND — PORTFOLIO OF INVESTMENTS

Investments as of June 30, 2008 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 97.3% of Net Assets
	Australia — 3.5%
23,547	BHP Billiton Ltd.	$1,002,167
7,082	Rio Tinto Ltd.	916,319
21,666	Westpac Banking Corp.	416,137
10,922	Woodside Petroleum Ltd.	705,955

		3,040,578

	Austria — 0.7%
10,115	Erste Bank Der Oesterreichischen Sparkassen AG	625,577

	Brazil — 4.8%
27,118	Banco Itau Holding Financeira SA, ADR	550,772
27,432	Companhia Energetica de Minas Gerais, ADR	673,456
28,236	Companhia Vale do Rio Doce, ADR	1,011,413
26,453	Petroleo Brasileiro SA, ADR	1,873,666

		4,109,307

	Canada — 4.4%
8,840	Bank of Nova Scotia	404,592
24,601	Cameco Corp.	1,054,645
8,597	IGM Financial, Inc.	356,290
19,754	Manulife Financial Corp.	685,662
12,790	Rogers Communications, Inc., Class B	496,197
13,800	Suncor Energy, Inc.	802,056

		3,799,442

	China — 3.8%
590,000	Agile Property Holdings Ltd.	514,947
114,000	China Communications Construction Co. Ltd., Class H	195,437
6,039	China Medical Technologies, Inc., Sponsored ADR	298,327
30,500	China Mobile Ltd.	409,397
140,500	China Shenhua Energy Co. Ltd., Series H	552,964
992,000	Denway Motors Ltd.	383,216
19,873	Focus Media Holding Ltd., ADR(b)(c)	550,879
88,000	Weichai Power Co. Ltd., Class H	378,935

		3,284,102

	Denmark — 1.3%
8,819	Vestas Wind Systems A/S(c)	1,148,206

	France — 9.6%
8,077	ArcelorMittal	794,272
40,724	Axa(b)	1,199,966
6,267	BNP Paribas(b)	564,136
11,873	Carrefour SA	669,254
6,757	Electricite de France(b)	640,096
8,624	Iliad SA	835,444
4,317	LVMH Moet Hennessy Louis Vuitton SA	450,335
4,093	PPR	451,836
5,098	Schneider Electric SA(b)	548,433
21,952	Societe Television Francaise 1(b)	365,437
8,738	Suez SA	592,326
7,730	Total SA, ADR(b)	659,137
14,407	Vivendi SA	543,234

		8,313,906

	Germany — 7.5%
19,113	Adidas AG	1,203,597
6,474	Bayer AG	544,711
18,018	Commerzbank AG(b)	535,275
4,076	Deutsche Boerse AG	460,751
2,894	E.ON AG	583,268
2,371	Merck KGaA	336,923

Shares	Description	Value (†)

	Germany — continued
4,604	Q-Cells AG(c)	$466,390
26,777	SAP AG, ADR	1,395,349
4,033	Siemens AG, (Registered)	447,098
2,273	Wacker Chemie AG	474,850

		6,448,212

	Greece — 1.5%
12,105	Folli - Follie SA	282,296
12,998	National Bank of Greece SA	584,998
14,601	Piraeus Bank SA	397,385

		1,264,679

	Hong Kong — 1.4%
77,800	Esprit Holdings Ltd.	810,093
409,000	Foxconn International Holdings Ltd.(c)	396,837

		1,206,930

	India — 2.1%
5,774	HDFC Bank Ltd., ADR	413,765
5,875	Infosys Technologies Ltd.	236,978
26,456	Infosys Technologies Ltd., Sponsored ADR	1,149,778

		1,800,521

	Israel — 0.6%
12,200	Teva Pharmaceutical Industries Ltd., Sponsored ADR	558,760

	Italy — 4.0%
16,877	ENI SpA	626,985
34,304	Saipem SpA	1,603,285
196,340	UniCredito Italiano SpA(b)	1,194,305

		3,424,575

	Japan — 13.8%
91,000	Bank of Yokohama (The) Ltd.	629,290
8,500	Canon, Inc.(b)	437,545
16,300	Denso Corp.	561,394
72	KDDI Corp.	445,494
30,000	NGK Insulators Ltd.	584,869
6,200	Nidec Corp.	412,977
3,800	Nintendo Co. Ltd.	2,154,878
13,700	Nitto Denko Corp.	526,633
37,800	Nomura Holdings, Inc.	559,756
3,460	Orix Corp.	495,565
20,400	Promise Co. Ltd.	570,361
17,200	Shin-Etsu Chemical Co. Ltd.	1,067,347
22,000	Shionogi & Co. Ltd.	435,596
30,800	Sumitomo Corp.(b)	404,659
108,000	Sumitomo Trust & Banking Co. Ltd.	754,501
23,200	THK Co. Ltd.	451,439
10,200	Toyota Motor Corp.	481,481
7,300	Yamada Denki Co. Ltd.	520,112
48,000	Yaskawa Electric Corp.	471,040

		11,964,937

	Korea — 1.9%
6,019	Kookmin Bank, Sponsored ADR	352,171
4,525	Samsung Electronics Co. Ltd., GDR, 144A	1,333,744

		1,685,915

	Luxembourg — 1.0%
8,078	Millicom International Cellular SA	836,073

	Malaysia — 0.3%
123,400	Bumiputra Commerce Holdings Bhd	303,085

See accompanying notes to financial statements.

INTERNATIONAL CORE FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2008 (Unaudited)

Shares	Description	Value (†)

	Mexico — 1.3%
12,272	America Movil SAB de CV, Series L, ADR	$647,348
12,789	Wal-Mart de Mexico SA de CV, Sponsored ADR, Series V	508,874

		1,156,222

	Netherlands — 0.6%
14,744	Koninklijke (Royal) Philips Electronics NV	498,347

	Norway — 1.4%
21,228	Renewable Energy Corp. A/S(c)	548,073
25,400	Subsea 7, Inc.(c)	642,400

		1,190,473

	Russia — 5.1%
8,409	Evraz Group SA, GDR, 144A	979,649
7,534	LUKOIL, Sponsored ADR	742,852
27,314	MMC Norilsk Nickel, ADR	691,044
5,289	Mobile Telesystems, Sponsored ADR	405,190
20,824	OAO Gazprom, Sponsored ADR	1,207,792
3,403	Wimm-Bill-Dann Foods, ADR	358,064

		4,384,591

	Singapore — 1.9%
48,000	DBS Group Holdings Ltd.	667,822
61,000	Keppel Corp. Ltd.	500,350
126,000	Keppel Land Ltd.(b)	460,203

		1,628,375

	South Africa — 0.6%
30,537	MTN Group Ltd.	483,370

	Spain — 3.1%
32,782	Banco Bilbao Vizcaya Argentaria SA	624,620
75,816	Banco Santander Central Hispano SA	1,383,192
25,050	Telefonica SA	662,917

		2,670,729

	Switzerland — 8.4%
23,616	ABB Ltd.	668,471
24,754	Credit Suisse Group	1,126,727
5,867	Holcim Ltd., (Registered)	474,241
2,681	Lonza Group AG	370,509
25,650	Nestle SA	1,159,027
15,449	Nobel Biocare Holding AG	502,311
18,889	Novartis AG	1,039,502
7,645	Roche Holding AG	1,374,359
1,573	Syngenta AG	509,609

		7,224,756

	Taiwan — 0.6%
51,142	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	557,959

	United Kingdom — 12.1%
290,209	ARM Holdings PLC	489,923
6,871	AstraZeneca PLC	292,145
48,075	Autonomy Corp. PLC(c)	861,778
18,693	BHP Billiton PLC	716,882
94,494	British Sky Broadcasting PLC	885,666
28,698	HBOS PLC, Nil Paid Rights(c)	6,145
71,746	HBOS PLC	392,799
36,494	HSBC Holdings PLC	562,512
81,151	ICAP PLC	869,234
65,723	Man Group PLC	811,903
104,228	Michael Page International PLC	482,784
59,227	Prudential PLC	624,716
82,495	Smith & Nephew PLC	905,093

Shares	Description	Value (†)

	United Kingdom — continued
162,481	Tesco PLC	$1,188,443
21,822	Vodafone Group PLC, ADR	642,876
26,714	Wellstream Holdings PLC(c)	690,481

		10,423,380

	Total Common Stocks (Identified Cost $82,766,945)	84,033,007

Preferred Stocks — 1.8%
	Brazil — 1.0%
29,088	Companhia Vale do Rio Doce, Sponsored ADR	867,986

	Germany — 0.8%
2,937	Fresenius SE-PFD	253,755
9,747	Henkel KGaA	387,327

		641,082

	Total Preferred Stocks (Identified Cost $1,213,101)	1,509,068

Shares/ Principal Amount
Short-Term Investments — 6.5%
4,940,386	State Street Navigator Securities Lending Prime Portfolio(d)	4,940,386
$675,884	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2008 at 1.300% to be repurchased at $675,908 on 7/1/2008, collateralized by $690,000 Federal Home Loan Mortgage Corp., 3.500% due 5/05/2011 valued at $695,175 including accrued interest (Note 2g of Notes to Financial Statements)	675,884

	Total Short Term Investments (Identified Cost $5,616,270)	5,616,270

	Total Investments — 105.6% (Identified Cost $89,596,316)(a)	91,158,345
	Other assets less liabilities — (5.6)%	(4,817,904)

	Net Assets — 100%	$86,340,441

(†)	See Note 2a of Notes to Financial Statements.

(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2008, the net unrealized appreciation on investments based on a cost of $89,596,316 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$7,933,545
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(6,371,516)

	Net unrealized appreciation	$1,562,029

See accompanying notes to financial statements.

INTERNATIONAL CORE FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2008 (Unaudited)

(b)	All or a portion of this security was on loan to brokers at June 30, 2008.
(c)	Non-income producing security.
(d)	Represents investment of securities lending collateral.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the value of these securities amounted to $2,313,393 or 2.7% of net assets.

ADR/GDR	An American Depositary Receipt or Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.

Net Asset Summary at June 30, 2008 (unaudited)

Commercial Banks	13.2%
Oil, Gas & Consumable Fuels	9.5
Metals & Mining	8.1
Pharmaceuticals	5.3
Software	5.1
Wireless Telecommunication Services	5.1
Capital Markets	4.3
Electrical Equipment	3.9
Energy Equipment & Services	3.4
Chemicals	3.0
Insurance	2.9
Semiconductors & Semiconductor Equipment	2.8
Food & Staples Retailing	2.7
Media	2.7
Health Care Equipment & Supplies	2.3
Textiles, Apparel & Luxury Goods	2.2
Electric Utilities	2.2
Other Investments, less than 2% each	20.4
Short-Term Investments	6.5

Total Investments	105.6
Other assets less liabilities	(5.6)

Net Assets	100.0%

Currency Exposure at June 30, 2008 as a Percentage of Net Assets (unaudited)

United States Dollar	32.3%
Euro	24.7
Japanese Yen	13.9
British Pound	10.7
Swiss Franc	8.4
Hong Kong Dollar	4.9
Australian Dollar	3.5
Other Investments, less than 2% each	7.2

Total Investments	105.6
Other assets less than liabilities	(5.6)

Net Assets	100.0%

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2008 (Unaudited)

	International Value Fund	Emerging Markets Fund	International Growth Fund	International Core Fund

ASSETS
Investments at cost	$202,529,315	$128,864,218	$1,107,592,812	$89,596,316
Net unrealized appreciation	20,360,893	13,935,095	23,421,328	1,562,029

Investments at value(a)	222,890,208	142,799,313	1,131,014,140	91,158,345
Foreign currency at value (identified cost $177,704, $175,240, $518,219, $51,130)	177,671	175,215	519,093	51,161
Receivable for Fund shares sold	32,246	—	10,000,000	—
Receivable for securities sold	18,260,544	—	—	—
Receivable from investment advisor (Note 5)	2,472	—	—	5,618
Dividends and interest receivable	738,154	378,516	357,830	133,894
Tax reclaims receivable	285,426	43,776	760,205	95,000
Foreign taxes receivable (Note 2)	—	97,932	—	—
Securities lending income receivable	17,857	4,933	121,484	2,875

TOTAL ASSETS	242,404,578	143,499,685	1,142,772,752	91,446,893

LIABILITIES
Collateral on securities loaned, at value (Note 2)	24,740,116	6,097,278	136,835,201	4,940,386
Payable for securities purchased	—	680,979	1,589,511	69,041
Payable for Fund shares redeemed	18,489,302	—	—	—
Management fees payable (Note 5)	138,179	146,092	618,056	49,497
Deferred Trustees’ fees (Note 5)	9,250	8,973	13,778	7,743
Administrative fees payable (Note 5)	9,236	6,372	42,109	3,280
Foreign taxes payable (Note 2)	—	3,574	—	247
Other accounts payable and accrued expenses	76,268	48,994	41,039	36,258

TOTAL LIABILITIES	43,462,351	6,992,262	139,139,694	5,106,452

NET ASSETS	$198,942,227	$136,507,423	$1,003,633,058	$86,340,441

NET ASSETS CONSIST OF:
Paid-in capital	$162,751,368	$93,154,760	$965,557,074	$83,086,804
Undistributed (overdistributed) net investment income	(2,518,279)	808,506	9,559,474	137,751
Accumulated net realized gain on investments and foreign currency transactions	18,320,726	28,500,174	5,027,919	1,543,794
Net unrealized appreciation on investments and foreign currency translations	20,388,412	14,043,983	23,488,591	1,572,092

NET ASSETS	$198,942,227	$136,507,423	$1,003,633,058	$86,340,441

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$182,491,076	$136,332,626	$1,001,754,391	$84,724,936

Shares of beneficial interest	16,476,767	27,100,787	55,113,754	7,407,855

Net asset value, offering price and redemption price per share	$11.08	$5.03	$18.18	$11.44

Advisor Class:
Net assets	$16,451,151	$174,797	$1,878,667	$1,615,505

Shares of beneficial interest	1,489,668	35,036	103,735	141,776

Net asset value, offering price and redemption price per share	$11.04	$4.99	$18.11	$11.39

(a) Including securities on loan with market values of:	$23,694,434	$5,982,034	$131,885,565	$4,656,621

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2008 (Unaudited)

	International Value Fund	Emerging Markets Fund	International Growth Fund	International Core Fund

INVESTMENT INCOME
Dividends	$4,668,406	$2,118,974	$14,353,231	$1,317,820
Interest	44,125	43,492	68,538	13,294
Securities lending income (Note 2)	64,365	14,944	470,140	7,675
Less net foreign taxes withheld	(498,779)	(204,729)	(1,497,541)	(139,348)

	4,278,117	1,972,681	13,394,368	1,199,441

Expenses
Management fees (Note 5)	849,119	929,223	3,474,451	272,232
Trustees’ fees and expenses (Note 5)	6,723	6,071	11,859	4,868
Administrative fees (Note 5)	58,250	47,818	238,092	18,658
Custodian fees and expenses	63,074	153,414	137,440	48,831
Transfer agent fees and expenses - Institutional Class (Note 5)	3,360	5,461	6,292	781
Transfer agent fees and expenses - Advisor Class (Note 5)	29,781	435	821	1,157
Audit and tax services fees	25,867	26,180	25,867	19,127
Legal fees	5,623	5,400	17,585	1,291
Shareholder reporting expenses	16,136	2,509	3,428	2,452
Registration fees	22,963	22,344	39,454	24,763
Expense waiver recapture - Advisor Class	—	—	1,669	369
Miscellaneous expenses	8,388	15,411	21,387	10,765

Total expenses	1,089,284	1,214,266	3,978,345	405,294
Less fee reduction and/or expense reimbursement (Note 5)	(18,428)	(52,640)	(104,766)	(40,772)

Net expenses	1,070,856	1,161,626	3,873,579	364,522

Net investment income	3,207,261	811,055	9,520,789	834,919

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments*	18,934,524	29,068,115	6,185,819	1,753,144
Foreign currency transactions	(371,071)	(229,794)	(575,682)	(91,645)
Net change in unrealized appreciation (depreciation) on:
Investments	(42,476,072)	(43,646,290)	(124,203,937)	(10,042,758)
Foreign currency translations	17,729	(13,944)	11,615	6,128

Net realized and unrealized loss on investments and foreign currency transactions	(23,894,890)	(14,821,913)	(118,582,185)	(8,375,131)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(20,687,629)	$(14,010,858)	$(109,061,396)	$(7,540,212)

*	Net of foreign capital gains taxes paid of $1,420 for Emerging Markets Fund - See Note 2.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	International Value Fund		Emerging Markets Fund
	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007

FROM OPERATIONS:
Net investment income	$3,207,261	$5,351,103	$811,055	$2,135,069
Net realized gain on investments and foreign currency transactions	18,563,453	43,558,859	28,838,321	110,278,355
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(42,458,343)	(5,572,091)	(43,660,234)	(33,683,846)

Net increase (decrease) in net assets resulting from operations	(20,687,629)	43,337,871	(14,010,858)	78,729,578

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	—	(11,431,619)	—	(1,434,328)
Advisor Class	—	(407,261)	—	(101)
Net realized capital gain
Institutional Class	(14,826,605)	(26,261,004)	(20,657,692)	(98,993,906)
Advisor Class	(992,503)	(979,926)	(11,343)	(7,009)

Total distributions	(15,819,108)	(39,079,810)	(20,669,035)	(100,435,344)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 8)	(37,304,183)	(20,662,583)	(48,070,107)	(66,480,363)

Net increase (decrease) in net assets	(73,810,920)	(16,404,522)	(82,750,000)	(88,186,129)

NET ASSETS
Beginning of the period	272,753,147	289,157,669	219,257,423	307,443,552

End of the period	$198,942,227	$272,753,147	$136,507,423	$219,257,423

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)	$(2,518,279)	$(5,725,540)	$808,506	$(2,549)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	International Growth Fund		International Core Fund
	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007

FROM OPERATIONS:
Net investment income	$9,520,789	$5,525,066	$834,919	$770,862
Net realized gain on investments and foreign currency transactions	5,610,137	60,615,073	1,661,499	7,476,493
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(124,192,322)	68,015,626	(10,036,630)	2,274,989

Net increase (decrease) in net assets resulting from operations	(109,061,396)	134,155,765	(7,540,212)	10,522,344

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	—	(4,471,781)	—	(1,426,627)
Advisor Class	—	(3,573)	—	(34,699)
Net realized capital gain
Institutional Class	(9,500,198)	(56,267,469)	(1,619,335)	(6,528,885)
Advisor Class	(15,531)	(96,155)	(53,272)	(158,628)

Total distributions	(9,515,729)	(60,838,978)	(1,672,607)	(8,148,839)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 8)	212,321,568	268,084,734	24,192,370	8,202,970

Net increase (decrease) in net assets	93,744,443	341,401,521	14,979,551	10,576,475

NET ASSETS
Beginning of the period	909,888,615	568,487,094	71,360,890	60,784,415

End of the period	$1,003,633,058	$909,888,615	$86,340,441	$71,360,890

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)	$9,559,474	$38,685	$137,751	$(697,168)

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

	International Value Fund - Institutional Class
	Period Ended June 30, 2008(j)	Year Ended December 31, 2007	Year Ended December 31, 2006		Year Ended December 31, 2005		Year Ended December 31, 2004		Year Ended December 31, 2003
Net asset value, beginning of the period	$12.77	$12.95	$13.58		$11.82		$10.28		$7.37

Income from Investment Operations:
Net investment income	0.17 (a)	0.25 (a)	0.23	(a)	0.20	(a)	0.17		0.19
Net realized and unrealized gain (loss)	(0.98)	1.65	2.88		1.80		1.53		2.89

Total from Investment Operations	(0.81)	1.90	3.11		2.00		1.70		3.08

Less Distributions From:
Net investment income	—	(0.63)	(0.32)		(0.27)		(0.17)		(0.18)
Net realized capital gains	(0.88)	(1.45)	(3.42)		—		—		—

Total Distributions	(0.88)	(2.08)	(3.74)		(0.27)		(0.17)		(0.18)
Transaction fees(b)	—	—	—		0.03		0.01		0.01

Net asset value, end of the period	$11.08	$12.77	$12.95		$13.58		$11.82		$10.28

Total return(c)	(6.5)%	14.8%	24.4%		17.2%		16.6%		42.1%
Ratios and Supplemental Data:
Net assets, end of the period (000’s)	$182,491	$262,572	$284,022		$246,919		$288,995		$256,564
Net expenses(d)(i)	0.93%	0.93%	0.99	%(f)	1.00	%(e)	1.00	%(e)	1.00	%(e)
Gross expenses(g)(i)	0.94%	0.94%	0.99	%(f)	1.05%		1.04%		1.04%
Net investment income(i)	2.83%	1.76%	1.60%		1.62	%(h)	1.44	%(h)	1.97	%(h)
Portfolio turnover rate	24%	47%	46%		37%		36%		43%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Per share amount, based on average shares outstanding, of transaction fees. Prior to July 5, 2005, these amounts represent proceeds from a 0.50% fee on purchases and redemptions. Effective July 5, 2005, the purchase fee has been discontinued. Effective September 1, 2005, these amounts represent proceeds from a 2.00% fee on any redemption of Fund shares within 60 days of their purchase. Effective September 11, 2006, the Board of Trustees voted to temporarily suspend the 2.00% redemption fee until April 16, 2007. Effective March 1, 2007, the Board of Trustees voted to permanently eliminate the 2.00% redemption fee.
(c)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods of less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator has contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement fee reduction, if applicable, expenses would have been higher.
(e)	The investment adviser has voluntarily agreed to reimburse a portion of the fund’s expenses and/or reduce its management fee during the period. Without this reimbursement fee reduction, if applicable, expenses would have been higher.
(f)	Includes expense recapture of 0.01%.
(g)	Represents total expenses prior to fees reduction and/or reimbursement of a portion of the Fund’s expenses, if applicable.
(h)	Had certain expenses not been voluntarily reduced during the period, the Fund’s net investment income ratio would have 1.59%, 1.40% and 1.93% for 2005, 2004 and 2003 respectively.
(i)	Computed on an annualized basis for periods less than one year, if applicable.
(j)	For the six months ended June 30, 2008 (Unaudited).

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

	International Value Fund - Advisor Class
	Period Ended June 30, 2008(g)	Year Ended December 31, 2007	Year Ended December 31, 2006	Period Ended December 31, 2005(a)
Net asset value, beginning of the period	$12.75	$12.94	$13.58	$12.84

Income from Investment Operations:
Net investment income(b)	0.17	0.22	0.15	0.02
Net realized and unrealized gain (loss)	(1.00)	1.65	2.94	0.97

Total Income (Loss) from Operations	(0.83)	1.87	3.09	0.99

Less Distributions From:
Net investment income	—	(0.61)	(0.31)	(0.25)
Net realized gains	(0.88)	(1.45)	(3.42)	—

Total Distributions	(0.88)	(2.06)	(3.73)	(0.25)
Transaction fees	—	—	—	—

Net asset value, end of the period	$11.04	$12.75	$12.94	$13.58

Total return(c)	(6.6)%	14.5%	24.2%	7.7%
Ratios and Supplemental Data:
Net assets, end of the period (000’s)	$16,451	$10,181	$5,135	$378
Net expenses(d)(f)	1.15%	1.15%	1.15%	1.15%
Gross expenses(e)(f)	1.38%	1.82%	2.59%	17.23%
Net investment income(f)	2.88%	1.53%	1.07%	0.66%
Portfolio turnover rate	24%	47%	46%	37%

(a)	From commencement of Class operations on September 13, 2005 through December 31, 2005.
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods of less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator has contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(e)	Represents total expenses prior to fee reductions and/or reimbursement of a portion of the Fund’s expenses, if applicable.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	For the six months ended June 30, 2008 (Unaudited).

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

	Emerging Markets Fund - Institutional Class
	Period Ended June 30, 2008(i)		Year Ended December 31, 2007		Year Ended December 31, 2006		Year Ended December 31, 2005		Year Ended December 31, 2004		Year Ended December 31, 2003
Net asset value, beginning of the period	$6.16		$8.30		$9.21		$10.05		$10.40		$6.80

Income from Investment Operations:
Net investment income	0.02	(a)	0.07	(a)	0.19	(a)	0.16	(a)	0.15		0.11
Net realized and unrealized gain (loss)	(0.52)		2.46		2.29		2.73		1.95		3.60

Total Income (Loss) from Investment Operations	(0.50)		2.53		2.48		2.89		2.10		3.71

Less Distributions From:
Net investment income	—		(0.07)		(0.22)		(0.21)		(0.14)		(0.11)
Net realized capital gains	(0.63)		(4.60)		(3.17)		(3.63)		(2.33)		—

Total Distributions	(0.63)		(4.67)		(3.39)		(3.84)		(2.47)		(0.11)
Transaction fees(b)	—		—		0.00	(g)	0.11		0.02		0.00	(g)

Net asset value, end of the period	$5.03		$6.16		$8.30		$9.21		$10.05		$10.40

Total return(f)	(8.3)%		30.7%		27.8%		31.0%		20.7%		54.6%
Ratios and Supplemental Data:
Net assets, end of the period (000’s)	$136,333		$219,241		$307,442		$327,742		$432,527		$534,538
Net expenses(j)	1.25	%(c)	1.25	%(c)	1.25	%(c)	1.25	%(c)(d)	1.25	%(d)	1.25	%(d)
Gross expenses(e)(j)	1.31%		1.32%		1.35%		1.39%		1.35%		1.34%
Net investment income(j)	0.87%		0.74%		1.96%		1.56	%(h)	1.10	%(h)	1.42	%(h)
Portfolio turnover rate	35%		59%		64%		45%		41%		26%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Per share amount, based on average shares outstanding, of transaction fees. Prior to September 1, 2005, these amounts represent proceeds from a 0.50% fee on redemptions. Effective September 1, 2005, these amounts represent proceeds from a 2.00% fee on any redemption of Fund shares within 60 days of their purchase. Effective September 11, 2006, the Board of Trustees voted to temporarily suspend the 2.00% redemption fee until April 16, 2007. Effective March 1, 2007, the Board of Trustees voted to permanently eliminate the 2.00% redemption fee.
(c)	The investment adviser and/or administrator has contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(d)	The investment adviser has voluntarily agreed to reimburse a portion of the Fund’s expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(e)	Represents total expenses prior to fee reduction and/or reimbursement of a portion of the Fund’s expenses, if applicable.
(f)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods of less than one year, if applicable, are not annualized.
(g)	Amount rounds to less than $0.01.
(h)	Had certain expenses not been voluntarily reduced during the period, the Fund’s net investment income ratio would have been 1.46%, 1.00% and 1.33% for 2005, 2004 and 2003, respectively.
(i)	For the six months ended June 30, 2008 (Unaudited).
(j)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

	Emerging Markets Fund - Advisor Class
	Period Ended June 30, 2008(g)	Year Ended December 31, 2007	Year Ended December 31, 2006	Period Ended December 31, 2005(a)
Net asset value, beginning of the period	$6.13	$8.28	$9.21	$11.24

Income from Investment Operations:
Net investment income (loss)(b)	0.01	0.05	0.17	(0.01)
Net realized and unrealized gain (loss)	(0.52)	2.46	2.28	1.38

Total Income (Loss) from Investment Operations	(0.51)	2.51	2.45	1.37

Less Distributions From:
Net investment income	—	(0.06)	(0.21)	(0.20)
Net realized capital gains	(0.63)	(4.60)	(3.17)	(3.20)

Total Distributions	(0.63)	(4.66)	(3.38)	(3.40)

Net asset value, end of the period	$4.99	$6.13	$8.28	$9.21

Total return(c)	(8.5)%	30.5%	27.6%	12.2%
Ratios and Supplemental Data:
Net assets, end of the period (000’s)	$175	$17	$1	$1
Net expenses(e)(f)	1.40%	1.40%	1.40%	1.40%
Gross expenses(d)(f)	1.99%	334.55%	1,433.82%	1,636.33%
Net investment income (loss)(f)	0.56%	0.47%	1.74%	(0.32)%
Portfolio turnover rate	35%	59%	64%	45%

(a)	From commencement of Class operations on September 13, 2005 through December 31, 2005.
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods of less than one year, if applicable, are not annualized.
(d)	Represents total expenses prior to fee reduction and/or reimbursement of a portion of the Fund’s expenses, if applicable.
(e)	The investment adviser and/or administrator has contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	For the six months ended June 30, 2008 (Unaudited).

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

	International Growth Fund - Institutional Class
	Period Ended June 30, 2008(l)	Year Ended December 31, 2007	Year Ended December 31, 2006		Year Ended December 31, 2005		Year Ended December 31, 2004		Period Ended December 31, 2003(a)
Net asset value, beginning of the period	$20.66	$18.59	$15.87		$13.83		$12.41		$10.00

Income from Investment Operations:
Net investment income	0.20 (b)	0.15 (b)	0.13	(b)	0.11	(b)	0.04		0.01
Net realized and unrealized gain (loss)	(2.48)	3.40	3.55		2.21		1.63		2.52

Total from Investment Operations	(2.28)	3.55	3.68		2.32		1.67		2.53

Less Distributions From:
Net investment income	—	(0.11)	(0.17)		(0.12)		(0.03)		(0.02)
Net realized capital gains	(0.20)	(1.37)	(0.79)		(0.19)		(0.29)		(0.10)

Total Distributions	(0.20)	(1.48)	(0.96)		(0.31)		(0.32)		(0.12)
Transaction fees(c)	—	—	0.00	(d)	0.03		0.07		—

Net asset value, end of the period	$18.18	$20.66	$18.59		$15.87		$13.83		$12.41

Total return(e)	(11.1)%	19.2%	23.3%		17.1%		14.1%		25.3%
Ratios and Supplemental Data:
Net assets, end of the period (000’s)	$1,001,754	$908,350	$567,717		$208,374		$43,720		$8,665
Net expenses(k)	0.84%	0.88%	0.93	%(h)	1.00	%(f)(g)	1.00	%(g)	1.00	%(g)
Gross expenses(i)(k)	0.86%	0.89%	0.93	%(h)	1.14%		1.37%		2.21%
Net investment income(k)	2.06%	0.71%	0.75%		0.71	%(j)	0.48	%(j)	0.10	%(j)
Portfolio turnover rate	29%	52%	54%		38%		41%		13%

(a)	From commencement of Class operations on June 23, 2003 through December 31, 2003.
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	Per share amount, based on average shares outstanding, of transaction fees. Prior to July 5, 2005, these amounts represent proceeds from a 0.50% transaction fee on purchases and redemptions. Effective July 5, 2005, the purchase fee has been discontinued. Effective September 1, 2005, these amounts represents proceeds from a 2.00% fee on any redemption of Fund shares within 60 days of their purchase. Effective September 11, 2006, the Board of Trustees voted to temporarily suspend the 2.00% redemption fee. Effective March 1, 2007, the Board of Trustees voted to permanently eliminate the 2.00% redemption fee.
(d)	Amount rounds to less than $0.01 per share.
(e)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods of less than one year, if applicable, are not annualized.
(f)	The investment adviser and/or administrator has contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(g)	The investment adviser has voluntarily agreed to reimburse a portion of the Fund’s expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(h)	Includes expense recapture of 0.01%.
(i)	Represents total expenses prior to fee reduction and/or reimbursement of a portion of the Fund’s expenses, if applicable.
(j)	Had certain expenses not been voluntarily reduced during the period, the Fund’s net investment income ratio would have been 0.60%, 0.11% and (1.11)% for 2005, 2004, and 2003, respectively.
(k)	Computed on an annualized basis for periods less than one year, if applicable.
(l)	For the six months ended June 30, 2008 (Unaudited).

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

	International Growth Fund - Advisor Class
	Period Ended June 30, 2008(j)		Year Ended December 31, 2007	Year Ended December 31, 2006	Period Ended December 31, 2005(a)
Net asset value, beginning of the period	$20.62		$18.56	$15.87	$15.22

Income from Investment Operations:
Net investment income(b)	0.16		0.12	0.14	0.02
Net realized and unrealized gain (loss)	(2.47)		3.36	3.50	0.85

Total from Investment Operations	(2.31)		3.48	3.64	0.87

Less Distributions From:
Net investment income	—		(0.05)	(0.16)	(0.10)
Net realized capital gains	(0.20)		(1.37)	(0.79)	(0.12)

Total Distributions	(0.20)		(1.42)	(0.95)	(0.22)
Transaction fees(c)	—		—	0.00 (d)	—

Net asset value, end of the period	$18.11		$20.62	$18.56	$15.87

Total return(e)	(11.2)%		18.8%	23.0%	5.7%
Ratios and Supplemental Data:
Net assets, end of the period (000’s)	$1,879		$1,539	$770	$150
Net expenses(f)(g)	1.15	%(i)	1.15%	1.15%	1.15%
Gross expenses(g)(h)	1.17	%(i)	2.02%	8.16%	21.76%
Net investment income(g)	1.66%		0.58%	0.78%	0.35%
Portfolio turnover rate	29%		52%	54%	38%

(a)	From commencement of Class operations on September 13, 2005 through December 31, 2005.
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	Per share amount, based on average shares outstanding, of transaction fees. Theses amounts represent proceeds from a 2.00% fee on any redemption of Fund shares within 60 days of their purchase. Effective September 11, 2006, the Board of Trustees voted to temporarily suspend the 2.00% redemption fee until April 16, 2007. Effective March 1, 2007, the Board of Trustees voted to permanently eliminate the 2.00% redemption fee.
(d)	Amount rounds to less than $0.01 per share.
(e)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods of less than one year, if applicable, are not annualized.
(f)	The investment adviser and/or administrator has contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without the reimbursement/fee reduction, if applicable, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year, if applicable.
(h)	Represents total expenses prior to fee reduction and/or reimbursement of a portion of the Fund’s expenses, if applicable.
(i)	Includes expense recapture of 0.21%.
(j)	For the six months ended June 30, 2008 (Unaudited).

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

	International Core Fund - Institutional Class
	Period Ended June 30, 2008(g)	Year Ended December 31, 2007	Year Ended December 31, 2006	Period Ended December 31, 2005(a)
Net asset value, beginning of the period	$12.95	$12.51	$10.71	$10.00

Income from Investment Operations:
Net investment income(b)	0.14	0.15	0.13	0.02
Net realized and unrealized gain (loss)	(1.38)	1.93	2.45	0.70

Total Income (Loss) from Investment Operations	(1.24)	2.08	2.58	0.72

Less Distributions From:
Net investment income	—	(0.29)	(0.19)	(0.01)
Net realized capital gains	(0.27)	(1.35)	(0.59)	—

Total Distributions	(0.27)	(1.64)	(0.78)	(0.01)

Net asset value, end of the period	$11.44	$12.95	$12.51	$10.71

Total return(c)	(9.6)%	16.7%	24.2%	7.2%
Ratios and Supplemental Data:
Net assets, end of the period (000’s)	$84,725	$69,590	$60,176	$39,151
Net expenses(d)(e)	1.00%	1.00%	1.00%	1.00%
Gross expenses(e)(f)	1.11%	1.19%	1.22%	1.49%
Net investment income(e)	2.30%	1.14%	1.11%	0.62%
Portfolio turnover rate	29%	63%	55%	10%

(a)	From commencement of Class operations on September 13, 2005 through December 31, 2005.
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods of less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator has agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(e)	Annualized for periods of less than one year, if applicable.
(f)	Represents total expenses prior to fee reductions and/or reimbursement of a portion of the Fund’s expenses, if applicable.
(g)	For the six months ended June 30, 2008 (Unaudited).

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

	International Core Fund - Advisor Class
	Period Ended June 30, 2008(g)		Year Ended December 31, 2007	Year Ended December 31, 2006	Period ended December 31, 2005(a)
Net asset value, beginning of the period	$12.91		$12.49	$10.71	$10.00

Income from Investment Operations:
Net investment income(b)	0.14		0.12	0.01	0.02
Net realized and unrealized gain (loss)	(1.39)		1.94	2.54	0.70

Total Income (Loss) from Investment Operations	(1.25)		2.06	2.55	0.72

Less Distributions From:
Net investment income	—		(0.29)	(0.18)	(0.01)
Net realized capital gains	(0.27)		(1.35)	(0.59)	—

Total Distributions	(0.27)		(1.64)	(0.77)	(0.01)

Net asset value, end of the period	$11.39		$12.91	$12.49	$10.71

Total return(c)	(9.6)%		16.5%	24.0%	7.2%
Ratios and Supplemental Data:
Net assets, end of the period (000’s)	$1,616		$1,771	$608	$1
Net expenses(d)(e)	1.15	%(h)	1.15%	1.15%	1.15%
Gross expenses(e)(f)	1.26	%(h)	2.88%	12.16%	1,673.31%
Net investment income(e)	2.43%		0.87%	0.04%	0.51%
Portfolio turnover rate	29%		63%	55%	10%

(a)	From commencement of Class operations on September 13, 2005 through December 31, 2005.
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods of less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator has agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(e)	Annualized for periods of less than one year, if applicable.
(f)	Represents total expenses prior to fee reductions and/or reimbursement of a portion of the Fund’s expenses, if applicable.
(g)	For the six months ended June 30, 2008 (Unaudited).
(h)	Includes expense waiver recapture of 0.04%.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2008 (Unaudited)

1.  Organization.  Hansberger International Series (the “Trust”), is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The following funds (each individually referred to as a “Fund” and collectively as the “Funds”) are included in this report.

International Value Fund

Emerging Markets Fund

International Growth Fund

International Core Fund

Each Fund offers Institutional Class and Advisor Class shares.

Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of a fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including transfer agent fees applicable to such class). Shares of each class would receive their pro rata share of the net assets of a fund if the fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Security Valuation.  Equity securities, including closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Markets are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at the net asset value each day.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values. At June 30, 2008, the following percentages of the Funds’ market value of investments were fair valued pursuant to procedures approved by the Board of Trustees:

Fund	Percentage
International Value Fund	67%
Emerging Markets Fund	51%
International Growth Fund	63%
International Core Fund	67%

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2008 (Unaudited)

b.  Security Transactions and Related Investment Income.  Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the price of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

The Funds’ investments in emerging markets or developing markets may subject the Funds to a greater degree of risk than the Funds’ investments in developed markets. Risks associated with these developing markets, attributable to political, social or economic factors, may affect the price of the Funds’ investments and income generated by these investments, as well as the Funds’ ability to repatriate such amounts.

d.  Forward Foreign Currency Contracts.  Each Fund may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are “marked-to-market” daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At June 30, 2008, there were no open forward currency contracts.

e.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2008 (Unaudited)

annually. Management has performed an analysis of the Fund’s tax positions taken on federal and state tax returns that remain subject to examinations (tax years December 31, 2004 – 2007) and has concluded that no provisions for income tax are required. Fund management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable, and are reflected as foreign taxes payable on the Statement of Assets and Liabilities.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as gains realized from passive foreign investment companies, foreign capital gains tax, distribution re-designation and foreign currency gains and losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, forward mark to market, gains realized from passive foreign investment companies and wash sales. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended December 31, 2007 was as follows:

	2007 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
International Value Fund	$15,928,721	$23,151,089	$39,079,810
Emerging Markets Fund	28,133,580	72,301,764	100,435,344
International Growth Fund	27,310,667	33,528,311	60,838,978
International Core Fund	3,537,347	4,611,492	8,148,839

g.  Repurchase Agreements.  Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund’s policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. It is each Fund’s policy, regarding tri-party arrangements that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

h.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value of loaned securities for non-U.S. equities; and at least 100% of the market value of loaned securities for U.S. government securities, sovereign debt issued by non- U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2008 (Unaudited)

allocated between the Funds and State Street Bank as lending agent. The value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at June 30, 2008 were as follows:

Fund	Value of Securities on Loan	Value of Collateral
International Value Fund	$23,694,434	$24,740,116
Emerging Markets Fund	5,982,034	6,097,278
International Growth Fund	131,885,565	136,835,201
International Core Fund	4,656,621	4,940,386

i.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

j.  New Accounting Pronouncement.  In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), was issued and will be effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

3.  Fair Value Measurements.  The Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. For net asset value determination purposes, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (which could include quoted prices for similar investments, interest rates, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of June 30, 2008 in valuing the Funds’ investments carried at value:

International Value Fund

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$73,422,206
Level 2 — Other Significant Observable Inputs	149,468,002
Level 3 — Significant Unobservable Inputs	—

Total	$222,890,208

Emerging Markets Fund

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$69,451,985
Level 2 — Other Significant Observable Inputs	71,868,568
Level 3 — Significant Unobservable Inputs	1,478,760

Total	$142,799,313

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2008 (Unaudited)

International Growth Fund

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$412,973,719
Level 2 — Other Significant Observable Inputs	718,040,421
Level 3 — Significant Unobservable Inputs	—

Total	$1,131,014,140

International Core Fund

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$30,346,157
Level 2 — Other Significant Observable Inputs	60,812,188
Level 3 — Significant Unobservable Inputs	—

Total	$91,158,345

Following is a summary of activity for investments for which significant unobservable inputs (Level 3) were used in determining value:

Emerging Markets Fund

Assets	Investments in Securities
Balance as of December 31, 2007	$—
Realized gain (loss) (a)	(144,314)
Change in unrealized appreciation (depreciation) (b)	(744,666)
Net purchases (sales)	(1,219,071)
Reclassifications to Level 3	3,586,811

Balance, as of June 30, 2008	$1,478,760

(a)	Realized gain (loss) included in net realized gain (loss) on investments within the Statement of Operations.
(b)	Change in unrealized appreciation (depreciation) included in net change to unrealized appreciation (depreciation) on investments within the Statement of Operations.

4.  Purchases and Sales of Securities.  For the six months ended June 30, 2008, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
International Value Fund	$53,945,280	$103,128,817
Emerging Markets Fund	63,330,174	130,410,390
International Growth Fund	470,646,367	268,228,555
International Core Fund	44,634,632	20,959,868

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Hansberger Global Investors, Inc. (“HGI”), which is a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”), serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
International Value Fund	0.75%
Emerging Markets Fund	1.00%
International Growth Fund	0.75%
International Core Fund	0.75%

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2008 (Unaudited)

HGI has given binding undertakings to the Funds to reduce its management fees and/or reimburse certain expenses associated with these Funds to limit their operating expenses. These undertakings are in effect until April 30, 2009 and will be reevaluated on an annual basis. For the six months ended June 30, 2008, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Advisor Class
International Value Fund	0.99%	1.15%
Emerging Markets Fund	1.25%	1.40%
International Growth Fund	1.00%	1.15%
International Core Fund	1.00%	1.15%

In addition, HGI has voluntarily agreed to provide a breakpoint in the investment advisory fee of the International Growth Fund such that HGI will reduce its annual rate of 0.75% to 0.70% on the combined average daily net assets of the International Growth Fund and the ING International Capital Appreciation Fund (a registered fund for which HGI serves as sub-adviser) that exceed $700 million. HGI may discontinue the breakpoint at any time. During the six months ended June 30, 2008, this breakpoint was reached and the effective rate was 0.73%.

For the six months ended June 30, 2008, the management fees and reduction of management fees for each Fund were as follows:

	Gross Management	Contractual Reduction of Management	Voluntary Reduction of Management	Net Management	Percentage of Average Daily Net Assets
Fund	Fee	Fee	Fee	Fee	Gross	Net
International Value Fund	$849,119	$—	$—	$849,119	0.75%	0.75%
Emerging Markets Fund	929,223	44,413	—	884,810	1.00%	0.95%
International Growth Fund	3,474,451	—	92,650	3,381,801	0.75%	0.73%
International Core Fund	272,232	39,041	—	233,191	0.75%	0.64%

For the six months ended June 30, 2008, in addition to the reduction of management fees, expenses have been reimbursed as follows:

Fund	Expense Reimbursement
International Value Fund	$15,476
Emerging Markets Fund	5,808
International Growth Fund	—
International Core Fund	782

HGI is permitted to recover expenses it has borne under the expense limitation agreement (whether through a reduction of its management fee or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such reduced fees/expenses more than one year after

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2008 (Unaudited)

the end of the fiscal year in which the fee/expense was reduced. Voluntary fee reductions are not recoverable. The amounts subject to possible reimbursement under the expense limitation agreements at June 30, 2008 were as follows:

	Expenses Subject to Possible Reimbursement until December 31, 2008
Fund	Institutional Class	Advisor Class
International Value Fund	$—	$50,140
Emerging Markets Fund	148,683	15,698
International Growth Fund	—	12,804
International Core Fund	81,222	16,082

	Expenses Subject to Possible Reimbursement until December 31, 2009
Fund	Institutional Class	Advisor Class
International Value Fund	$—	$15,476
Emerging Markets Fund	49,843	378
International Growth Fund	—	—
International Core Fund	38,715	1,108

b.  Administrative Fees.  Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and subcontracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors (the “Administrative Services Agreement”), each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, 0.0625% of the next $5 billion, 0.0500% of the next $20 billion and 0.045% of such assets in excess of $30 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts , Loomis Sayles Funds Trusts and the Hansberger International Series of $5 million, which is reevaluated on an annual basis. New funds are subject to an annual fee of $50,000 plus $12,500 per class and an additional $50,000 if managed by multiple subadvisors in their first calendar year of operations.

Effective October 1, 2007, State Street Bank agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also, effective October 1, 2007, Natixis Advisors gave a binding contractual undertaking to the Funds to waive the administrative fees paid by the Fund in an amount equal to the reduction in sub-administrative fees discussed above. The waiver was in effect through June 30, 2008.

Pursuant to an amendment to the Administrative Services Agreement, effective July 1, 2008, each Fund will pay Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, 0.0500% of the next $15 billion, 0.0425% of the next $30 billion and 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds will be subject to an annual fee of $75,000 plus $12,500 per class and an additional $75,000 if managed by multiple subadvisors in their first calendar year of operations.

For the six months ended June 30, 2008, amounts paid to Natixis Advisors for administrative fees were as follows:

Fund	Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
International Value Fund	$58,250	$2,952	$55,298
Emerging Markets Fund	47,818	2,419	45,399
International Growth Fund	238,092	12,116	225,976
International Core Fund	18,658	949	17,709

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2008 (Unaudited)

c.  Distribution Agreement.  Natixis Distributors, L.P. (“Natixis Distributors”), a wholly owned subsidiary of Natixis US, serves as the distributor of the Funds and provides distribution services pursuant to a distribution agreement. Natixis US holds a majority voting interest in Hansberger Group, Inc., the corporate parent of HGI. Under the distribution agreement, the Funds do not pay Natixis Distributors for its services.

d.  Sub-Transfer Agent Fees and Expenses.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediary (which generally are a percentage of the value of shares held) not exceeding what the Funds would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediary. Natixis Distributors pays the remainder of the fees. Listed below are the fees incurred by the Funds which are included in the transfer agent fees and expenses in the Statements of Operations.

	Sub-Transfer Agent Expense
Fund	Institutional Class	Advisor Class
International Value Fund	$—	$660
Emerging Markets Fund	—	8
International Growth Fund	193	2
International Core Fund	—	779

e.  Trustees Fees and Expenses.  The Funds do not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US, or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $65,000. Each independent Trustee also receives a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attends in person and $3,750 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chair receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,250 for each Committee meeting that he or she attends in person and $3,125 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated fund or certain other funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series on the normal payment date. Deferred amounts remain in the funds until distributed in accordance with the Plan.

6.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participates in a $200,000,000 committed line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. For the six months ended June 30, 2008, the Funds had no borrowings under this agreement.

Prior to March 12, 2008, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $75,000,000 committed line of credit provided by State Street Bank.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2008 (Unaudited)

7.  Shareholders.  As of June 30, 2008, each Fund had shareholders that held greater than 5% of the fund’s outstanding shares. Investment activities of these shareholders could have a material impact on those Funds. The number of greater than 5% shareholders and aggregate percentage of shares held by such owners was as follows:

Fund	Number of Greater Than 5% Shareholder	Percentage of Ownership
International Value Fund	6	93.57%
Emerging Markets Fund	2	62.42%
International Growth Fund	4	31.02%
International Core Fund	4	81.85%

8.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Six Months Ended June 30, 2008		Year Ended December 31, 2007
International Value Fund	Shares	Amount	Shares	Amount

Institutional Class
Issued from the sale of shares	266,617	$3,216,794	—	$—
Issued in connection with the reinvestment of distributions	1,317,810	14,799,002	2,883,296	37,069,097
Redeemed	(5,670,200)	(63,434,507)	(4,250,966)	(63,209,286)

Net change	(4,085,773)	$(45,418,711)	(1,367,670)	$(26,140,189)

Advisor Class
Issued from the sale of shares	758,600	$8,964,079	433,320	$6,062,543
Issued in connection with the reinvestment of distributions	88,616	992,503	108,365	1,387,188
Redeemed	(156,198)	(1,842,054)	(139,912)	(1,972,125)

Net change	691,018	$8,114,528	401,773	$5,477,606

Increase (decrease) from capital share transactions	(3,394,755)	$(37,304,183)	(965,897)	$(20,662,583)

	Six Months Ended June 30, 2008		Year Ended December 31, 2007
Emerging Markets Fund	Shares	Amount	Shares	Amount
Institutional Class
Issued from the sale of shares	425,880	$2,386,200	428,620	$4,043,200
Issued in connection with the reinvestment of distributions	4,030,741	20,637,394	15,714,345	100,228,788
Redeemed	(12,950,870)	(71,282,416)	(17,608,869)	(170,774,461)

Net change	(8,494,249)	$(48,258,822)	(1,465,904)	$(66,502,473)

Advisor Class
Issued from the sale of shares	258,270	$1,371,500	1,426	$15,000
Issued in connection with the reinvestment of distributions	2,228	11,343	1,152	7,110
Redeemed	(228,213)	(1,194,128)	—	—

Net change	32,285	$188,715	2,578	$22,110

Increase (decrease) from capital share transactions	(8,461,964)	$(48,070,107)	(1,463,326)	$(66,480,363)

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2008 (Unaudited)

8.  Capital Shares (continued).

	Six Months Ended June 30, 2008		Year Ended December 31, 2007
International Growth Fund	Shares	Amount	Shares	Amount

Institutional Class
Issued from the sale of shares	12,164,346	$230,771,485	12,958,838	$257,635,305
Issued in connection with the reinvestment of distributions	509,626	9,473,959	2,893,590	59,694,046
Redeemed	(1,519,204)	(28,492,456)	(2,434,755)	(49,825,595)

Net change	11,154,768	$211,752,988	13,417,673	$267,503,756

Advisor Class
Issued from the sale of shares	28,282	$553,049	52,831	$981,250
Issued in connection with the reinvestment of distributions	838	15,531	4,844	99,728
Redeemed	—	—	(24,570)	(500,000)

Net change	29,120	$568,580	33,105	$580,978

Increase (decrease) from capital share transactions	11,183,888	$212,321,568	13,450,778	$268,084,734

	Six Months Ended June 30, 2008		Year Ended December 31, 2007
International Core Fund	Shares	Amount	Shares	Amount
Institutional Class
Issued from the sale of shares	2,394,744	$28,357,000	873,266	$11,831,439
Issued in connection with the reinvestment of distributions	138,760	1,619,335	610,354	7,955,511
Redeemed	(500,431)	(5,800,000)	(918,755)	(12,800,000)

Net change	2,033,073	$24,176,335	564,865	$6,986,950

Advisor Class
Issued from the sale of shares	75,527	$893,310	81,675	$1,129,510
Issued in connection with the reinvestment of distributions	4,576	53,272	14,942	193,328
Redeemed	(75,467)	(930,547)	(8,175)	(106,818)

Net change	4,636	$16,035	88,442	$1,216,020

Increase (decrease) from capital share transactions	2,037,709	$24,192,370	653,307	$8,202,970

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Not applicable.
(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.
(a)	(3)	Not applicable.
(b)		Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Hansberger International Series

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	August 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	August 26, 2008

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	August 26, 2008